Duplicate
                      Lease Agreement for Space in Building
                        of Bangkok International Airport


                                                         Agreement No. 1-10/2543


This agreement is made at the Airports Authority of Thailand on 9 November 2000, between the Airports Authority of Thailand, represented by Flight Lieutenant Usar Borisuth, Deputy Managing Director, Acting Managing Director of the Airports Authority of Thailand, hereinafter called the "Lessor" of one part, and King Power Tax Free Co., Ltd., registered as a juristic person Company Limited under the Civil and Commercial Code, with the head office at 26th-27th Floors, Siam Tower, 989 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, represented by Mr. Viratana Suntaranond, the person empowered to enter juristic act binding King Power Tax Free Co., Ltd. according to the Certificate No. Phor.Hor. 0014573 dated 7 September 2000, issued by the Office of Partnership/Company Registration, Bangkok, hereinafter called the "Lessee" of the other part.

Whereas the Lessor agrees to lease out and the Lessee agrees to lease the property of the Lessor for use as the business premises for selling souvenirs and miscellaneous items.

Therefore, both parties agree as follows :

The Lessor agrees to lease out and the Lessee agrees to lease the property according to the "Terms and Conditions of Lease" and the following Appendixes which shall be deemed part of this agreement.

(Revenue Stamps)

         Appendix A                         Details  of   the  leased  property,
                                            lease   period,   rents,   fees  and
                                            charges,  chart showing  location of
                                            the leased premises

         Appendix B                         Performance Guarantee

         Appendix C                         Documents  showing  juristic  person
                                            registration of the Lessee,  and the
                                            person  empowered  to  sign  as  the
                                            Lessee

         Appendix D                         Others (if any)


This agreement is made in duplicated copies. Both parties, having read and understood it entirely, hereunder sign their names and affix seal (if any) in the presence of witnesses and each retaining one copy.

                                      (Seal of King Power Tax Free Co., Ltd.)


                  The Lessor                               The Lessee
                  ----------                               ----------

                  - signed -                               - signed -
     (Flight Lieutenant Usar Borisuth)             (Mr. Viratana Suntaranond)



                    Witness                                  Witness

                  - signed -                                - signed -
             (Mr. Krit Phakhakit)              (Miss Sarinthon Chongchaidejwong)

                          Terms and Conditions of Lease


Chapter 1         General Terms and Conditions

Chapter 2         Special Terms and Conditions


                              --------------------


Chapter 1         General Terms and Conditions

1.1      Scope of Lease

         The Lessee agrees to lease the property of the Lessor, hereinafter called the "leased premises" according to the details prescribed in Appendix A.

1.2      Lease Period

         The Lessor agrees to permit the Lessee to make use of the leased premises under this agreement for the period prescribed in Appendix A.

1.3      Remuneration and Method of Payment

         1.3.1 The Lessee agrees to pay remuneration to the Lessor as follows:

                  (a) Fee for entering into the agreement, Baht 5,000.00 (Five Thousand Baht Only) not including the value added tax;

                  (b)      Rents and charges as prescribed in Appendix A

         1.3.2 Payment of the fee for entering into the agreement under Clause 1.3.1(a) shall be made to the Lessor on the signing date of this agreement.

         1.3.3 Payment of the rents and charges as prescribed in Appendix A shall be made, on monthly basis, to the Lessor in advance by the 5th of every month.

         1.3.4 The Lessee agrees to be responsible for all expenses such as electricity, telephone, water supply charges and other expenses incurred from the lease under this agreement, and shall make payment to the Lessor within the due date indicated in the invoices.

         1.3.5 The Lessee agrees to be responsible for the building and land taxes and other taxes incurred from the lease under this agreement, payable under the existing and future provisions of laws, on behalf of the Lessor.

                  The rate of monthly building and land taxes indicated in Appendix A is based on the average rents the Lessee has to pay in each year. If it appears that the concerned government agency has appraised and collected higher building and land taxes, the Lessee consents to pay the increased amount to the Lessor within 30 (thirty) days from the date of receipt of the Lessor's notice.

         1.3.6 All payment under this agreement shall be made at Finance Division, Finance Department, of the Lessor. After the Lessee has made payment to the Lessor, a receipt shall be issued to the Lessee as evidence. The receipt shall have the signatures of the Director, Finance Division, Finance Department, of the Lessor or the designated person, jointly with the cashier of Finance Division, Finance Department, or the designated person who must be a financial staff of the Lessor.

         1.3.7 If the Lessee is in default of payment of the rents, building and land taxes or other tax or other expenses payable to the Lessor under this agreement, the Lessee consents to pay penalty to the Lessor at a rate of 1.5 percent (one point five) per month of the outstanding amount for the whole period of default. A fraction of month shall be counted as one month.

                  The Lessee agrees that the first paragraph is a separate part and without prejudice to the right of the Lessor to terminate this agreement and claim for damages.

1.4      Duties and Responsibilities of the Lessee

         1.4.1 The Lessee shall not make use of the leased premises for any business other than prescribed herein, unless a written permission has been obtained from the Lessor first.

         1.4.2 The Lessee shall not sub-lease the leased premises, either in whole or in part, or transfer the leasehold to a third party, or allow a third party to make use of the leased premises, either in whole or in part, unless a written permission has been obtained from the Lessor first.

         1.4.3 The Lessee shall not alter, change, or make addition to the leased premises, unless a written permission has been obtained from the Lessor first.

                  If any alteration, change, addition or repair, whether major or small repair, in the leased premises and under any circumstance, it shall become the property of the Lessor from the date of building, and the Lessee shall not claim for any expense or damages from the Lessor.

         1.4.4 The Lessee shall maintain the leased premises to be in proper condition and clean at all times. If the leased premises appear to be dirty, unbecoming or deteriorated, the Lessee shall arrange for cleaning or repair at the Lessee's own expense.

         1.4.5 The Lessee shall arrange to have fire extinguishers, as endorsed by the Lessor, in the leased premises at the Lessee's own expense.

         1.4.6 The Lessee shall comply, and ensure that the Lessee's attendants or the persons whom the Lessee has appointed or assigned or hired or ordered to perform the works of the
                  Lessee,   shall   comply  with  the   existing   instructions,
                  regulations and directives of the Lessor, and those to be issued in the future, and be cautious not allowing any person to take any illegal action in the leased premises, or use it as a storage or hiding place of any illegal item. In this case, if any damage occurred, the Lessee shall be liable to the Lessor for the consequences due to the action of the said persons as if having been committed by the Lessee.

         1.4.7 Throughout the lease period, the Lessee shall facilitate and permit the Lessor or the Lessor's staff to inspect the leased premises from time to time, during reasonable hours.

1.5      Rights on Adjustment of Rents and Charges

         During the lease period, the Lessor reserves the right to adjust the rents and charges related to the lease as deemed appropriate. Whereby, the Lessee shall be notified in advance, and the Lessee consents to pay the new rents and charges related to the lease to the Lessor accordingly.

1.6      Termination of Agreement

         1.6.1 During the period of this agreement, if the Lessor wishes to terminate this agreement prior to the expiration date prescribed in Appendix A, the Lessor is entitled to do so; provided that a written notice must be given to the Lessee at least thirty (30) days in advance. Thereby, the Lessee agrees not to sue or claim for any damages from the Lessor.

                  If the Lessee wishes to terminate this agreement prior to the expiration date prescribed in Appendix A, the Lessee is entitled to do so; provided that a written notice must be given to the Lessor at least 90 days in advance and that the Lessee has no outstanding payment to AAT.

         1.6.2 Each and every clause of this agreement is deemed essential. If it appears that the Lessee acts or omits to act in violation of or non-compliance with any clause herein, or becomes bankrupt, the Lessor is entitled to immediately terminate this agreement, claim for damages and forfeit the performance guarantee.

1.7      Return of the Leased Premises

         1.7.1 Upon expiration of the lease or the date of termination of this agreement by the Lessor according to Clause 1.6, as the case may be, this agreement shall end immediately. The Lessee shall arrange for demolition or removal of the Lessee's property from the leased premises and return the same to the Lessor within seven (7) days from the expiration date or termination date of the agreement, as the case may be.

         1.7.2 In failing to comply with Clause 1.7.1, the Lessee consents the Lessor to immediately repossess the leased premises and remove the Lessee's property therefrom. Furthermore, the Lessee consents to reimburse the expenses the Lessor has to pay in doing so, and should any damage occurred the Lessee shall not claim for any compensation.

         1.7.3 Besides consenting the Lessor to repossess the leased premises according to Clause 1.7.2, the Lessee also consents to pay a daily fine to the Lessor at the rate prescribed in Appendix A, from the supposed date of return of the leased premises to the date on which the Lessee and attendants vacate the leased premises and return the same or the Lessor has carried out according to Clause 1.7.2, as the case may be.

1.8      Performance Guarantee

         Unless otherwise specified in Chapter 2 of the Terms and Conditions of Lease, in entering into this agreement, the Lessee shall deposit cash or submit a Letter of Guarantee issued by a local bank for the amount equivalent to three (3) times of the rent plus the relevant service fees and monthly building and land taxes, to the Lessor as performance guarantee.

         The above performance guarantee shall be returned after the Lessee has been relieved from all obligations under this agreement.

         In case of an amendment of this agreement, resulting in an increase of the rent, the Lessee shall submit the performance guarantee to cover the increased amount accordingly.

1.9      Notice

         All notices under this agreement shall be made in writing and deemed legally forwarded if having been forwarded by one of the following :

         -        hand delivery to the concerned person of either party; or

         - registered mail to the addresses indicated by parties to this agreement in Chapter 2 herein.

1.10     Dispute

         In case any dispute has arisen in connection with this agreement, both parties agree that it shall be presented to the court in Bangkok Metropolis.

                                                                      Appendix B

                              Performance Guarantee


In entering into this agreement, the Lessee has submitted the Letter of Guarantee No. L 43-1112, dated 24 October 2000, of Bangkok Metropolitan Bank Public Company Limited, for Baht 348,300.00 (Three Hundred Forty-Eight Thousand Three Hundred Baht Only), to the Lessor as performance guarantee for compliance with this agreement.

The performance guarantee submitted by the Lessee in the first paragraph shall be returned after the Lessee has been relieved from all obligations under this agreement.

(Revenue Stamps)
                                       -----------------------------------------
                                       Upon expiration or release of obligation,
                                       please return it to the Bank.
                                       -----------------------------------------


                BANGKOK METROPOLITAN BANK PUBLIC COMPANY LIMITED
                 No. 2, Chaloem Khet 4 Road, Bangkok Metropolis
                              Tel. 2230561, 2259999

                                                               L/G No. L 43-1112
                               Letter of Guarantee

                                                      24 October 2000


We, Bangkok Metropolitan Bank Public Company Limited, with offices at 2 Chaloem Khet 4 Road, Thepsirin Sub-district, Pom Prap Sattru Phai District, Bangkok Metropolis, hereby issue this Letter of Guarantee to the Airports Authority of Thailand, as follows :

1. Whereas King Power Tax Free Co., Ltd. has entered into the Lease Agreement No. 1-10/2543 with the Airports Authority of Thailand for leasing space in the Domestic Passenger Terminal, the Bangkok
         International Airport, and a Letter of Guarantee is required as performance guarantee for an amount of Baht 348,300.00 (Three Hundred Forty-Eight Thousand Three Hundred Baht Only).

2. By means of this letter, Bangkok Metropolitan Bank Public Company Limited, guarantee that if King Power Tax Free Co., Ltd. fails to comply with the contract or is in breach of any clause of the said contract, thereby the Airports Authority of Thailand is entitled to impose fines to and/or claim for indemnity from King Power Tax Free Co., Ltd., Bangkok Metropolitan Bank Public Company Limited shall pay an amount not exceeding Baht 348,300.00 (Three Hundred Forty-Eight Thousand Three Hundred Baht Only) to the Airports Authority of Thailand on behalf of King Power Tax Free Co., Ltd.

This Letter of Guarantee is valid from 18 March 2000 to 17 March 2003, after which Bangkok Metropolitan Bank Public Company Limited shall be relieved from the responsibility or obligation as indicated herein. As evidence of this guarantee, Bangkok Metropolitan Bank Public Company Limited hereunder sign our names in the presence of witnesses.

              For Bangkok Metropolitan Bank Public Company Limited

          - signed -        Guarantor              - signed -          Guarantor
(Mr. Phatsakorn Chiansewetkun)             (Mrs. Siriphon Sewikun)
       Guarantee Manager

          - signed -        Witness                - signed -          Witness
   (Mr. Praphat Ungcharoen)             (Miss Suwari Sinthuphutthikun)


                                                                      Appendix A
                                                                      (3 sheets)
              Details of Rents and Location of the Leased Premises      Page 1
              ----------------------------------------------------
                  Agreement No. 1-10/2543 dated 9 November 2000
                  ---------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                Area   Rents       Rent      Service Fee  Building/     Fine            Lease Period
       Leased Premises          Sqm.  Baht/Sqm.  Baht/Month  Baht/Month   Land Tax
                                      Per month                           Baht/Month  Baht/Day      From              To
-----------------------------  -----  ---------  ----------  -----------  ----------  --------  -------------  -------------
Domestic Passenger Terminal
Arrival Hall, Ground Floor
--------------------------
Old Building
------------
-  Zone No. 101 B              30.00    750.00    22,500.00    3,375.00    2,812.50   1,912.50   18 Mar. 2000   17 Mar. 2003
2nd Floor, Extension from
-------------------------
Old Building to New Part
------------------------
-  Zone No. 2653               40.00    750.00    30,000.00    4,500.00    3,750.00   2,550.00   18 Mar. 2000   17 Mar. 2003
-  Zone No. 2654               50.00    750.00    37,500.00    5,625.00    4,687.50   3,187.50   18 Mar. 2000   17 Mar. 2003

----------------------------------------------------------------------------------------------------------------------------

                                     (Seal of King Power Tax Free Co., Ltd.)

The Lessor                                The Lessee
----------                                ----------

              - signed -                                   - signed -
   (Flight Lieutenant Usar Borisuth)              (Mr. Viratana Suntaranond)

Witness                                   Witness
-------                                   -------

              - signed -                                    - signed -
          (Mr. Krit Phakhakit)                 (Miss Sarinthon Chongchaidejwong)